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                                                                  Exhibit 10.3

                                  GECS/CAN.22.1

                                20 September 1999

                    Second Supplemental investment agreement

                    between

                    Inveresk Research Group Limited

                    Walter Nimmo and others

                    and

                    Candover Investments PLC and others
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
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Contents                                                                    Page
--------                                                                    ----
1. Interpretation                                                              1
2. Amendment of Investment Agreement                                           2
3. Fees and expenses                                                           2
4. Counterparts                                                                2
5. Applicable law                                                              2

Schedules

Schedule 1  The Directors

Schedule 2  The Investors

Schedule 3  Worked Example of the Ratchet
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THIS AGREEMENT IS MADE ON 20 SEPTEMBER 1999

between

(1) INVERESK RESEARCH GROUP LIMITED (registered number 198206) having its registered office at Elphinstone Research Centre, Tranent, Edinburgh EH33 2NE ("Newco");

(2) THE PERSONS whose names are set out in Schedule 1 (together the "Directors" and each a "Director"); and

(3) THE PERSONS whose names and addresses are set out in Schedule 2 (together the "Investors" and each an "Investor")

WHEREAS

(A) Pursuant to an investment agreement dated 4 September 1999 (the "Investment Agreement") the Directors and the Investors agreed to invest in Newco for the purposes of and subject to the terms and conditions of the Investment Agreement.

(B) The parties have agreed to enter into this Agreement which is supplementary to the Investment Agreement.

IT IS HEREBY AGREED as follows:

1.          Interpretation

1.1 Unless the context otherwise requires, expressions defined in the Investment Agreement shall have the same meaning in this Agreement.

1.2 Reference to "Recitals", "Clauses" and "Schedules" and to sub-divisions thereof are to recitals and clauses of and the schedules to this Agreement and sub-divisions thereof. The Schedules shall form part of this Agreement.

1.3 The headings in this Agreement are for convenience only and shall not affect its construction or interpretation.

1.4         Unless the context otherwise requires:

1.4.1       words denoting the singular shall include the plural and vice versa;

1.4.2       words denoting a gender shall include all genders; and

1.4.3 references to persons shall include natural persons, bodies corporate, unincorporated associations, partnerships, joint ventures, trusts or other entities or organisations of any kind, including (without limitation) government entities (or political subdivisions or agencies or instrumentalities thereof).
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                                       2


2.          Amendment of Investment Agreement

            The addition of a new clause 5.4 of the Investment Agreement to be inserted at the end of the existing clause 5.3 of the Investment Agreement as follows:

            "5.4  The parties agree and acknowledge that the document set out in
                  Schedule 3 to the second supplemental investment agreement dated 20 September 1999 between the parties thereto named "Worked Example of the Ratchet" is a worked example of the intended commercial effect of the provisions of the Schedule to the Articles".

3.          Fees and expenses

            All legal and accountancy fees (plus any expenses and VAT) of the Investors in relation to this Agreement shall be for the account of Newco and shall be payable on the date of completion of the Investment Agreement.

4.          Counterparts

            This Agreement may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when executed and delivered shall constitute an original, but all of which shall together constitute one and the same instrument.

5.          Applicable law

            This Agreement shall be governed by and construed in accordance with English law and all the parties hereto irrevocably submit to the non-exclusive jurisdiction of the High Court in London as regards any claim, dispute or matter arising out of or relating to this Agreement or any of the documents to be executed pursuant to it.

AS WITNESS WHEREOF this Agreement has been executed on the date first above written.
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                                       3


                                   Schedule 1

                                 The Directors

Walter Nimmo

Ian Sword

Stewart Leslie
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                                       4


                                   Schedule 2

                                 The Investors

Name & Address

Candover Investments PLC
20 Old Bailey
London EC4M 7LN

Candover Trustees Limited
20 Old Bailey
London EC4M 7LN

Candover 1997 UK Limited
Partnership, 20 Old Bailey,
London EC4M 7LN acting by
their general partner Candover
Partners Limited

Candover 1997 UK No 2
Limited Partnership, 20
Old Bailey, London EC4M 7LN
acting by their general partner
Candover Partners Limited

Candover 1997 US No 1
Limited Partnership, 20 Old
Bailey, London EC4M 7LN
acting by their general partner
Candover Partners Limited

Candover 1997 US No 2
Limited Partnership, 20 Old
Bailey, London EC4M 7LN
acting by their general partner
Candover Partners Limited

Candover 1997 US No 3
Limited Partnership)20 Old
Bailey, London EC4M 7LN
acting by their general partner
Candover Partners Limited
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                                       5


                                   Schedule 3

                         Worked Example of the Ratchet
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                                       6


Signed as a deed for and on behalf of           )  /s/ Ian Gray
Inveresk Research Group Limited                 )  _____________________________
acting by Ian Gray, director,                   )  Director
in the presence of this witness:                )

           /s/ Ewan Gilchrist
Witness    __________________________________

           Ewan Caldwell Gilchrist
Full Name  __________________________________

           11 Walker St.
Address    __________________________________

           Edinburgh
           __________________________________

           __________________________________

Signed as a deed for and on behalf of           )  /s/ Ian Gray
Candover Investments PLC                        )  _____________________________
acting by Ian Gray, director,                   )  Director
in the presence of this witness:                )

           /s/ Ewan Gilchrist
Witness    __________________________________


Full Name  __________________________________

             As above
Address    __________________________________


           __________________________________

           __________________________________

Signed as a deed for and on behalf of           )  /s/ Ian Gray
Candover Trustees Limited                       )  _____________________________
acting by Ian Gray as their attorney            )  Attorney
in the presence of this witness:                )

           /s/ Ewan Gilchrist
Witness    __________________________________


Full Name  __________________________________

             As above
Address    __________________________________


           __________________________________

           __________________________________
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                                       7


Signed as a deed for and on behalf of           ) /s/ Ian Gray
Candover 1997 UK Limited Partnership            )  _____________________________
acting by Ian Gray as their attorney            )  Attorney
in the presence of this witness:                )

           /s/ Ewan Gilchrist
Witness    __________________________________

Full Name  __________________________________
           As above
Address    __________________________________

           __________________________________

           __________________________________

Signed as a deed for and on behalf of           )  /s/ Ian Gray
Candover 1997 UK No 2 Limited Partnership       )  _____________________________
acting by Ian Gray as their attorney            )  Attorney
in the presence of this witness:                )

           /s/ Ewan Gilchrist
Witness    __________________________________

Full Name  __________________________________
           As above
Address    __________________________________

           __________________________________

           __________________________________

Signed as a deed for and on behalf of           )  /s/ Ian Gray
Candover 1997 US No 1 Limited Partnership       )  _____________________________
acting by Ian Gray as their attorney            )  Attorney
in the presence of this witness:                )

           /s/ Ewan Gilchrist
Witness    __________________________________

Full Name  __________________________________
           As above
Address    __________________________________

           __________________________________

           __________________________________

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                                       8


Signed as a deed for and on behalf of           )  /s/ Ian Gray
Candover 1997 US No 2 Limited Partnership       )  _____________________________
acting by Ian Gray as their attorney in         )  Attorney
the presence of this witness:                   )

           /s/ Ewan Gilchrist
Witness    __________________________________
           As Above
Full Name  __________________________________

Address    __________________________________

           __________________________________

           __________________________________

Signed as a deed for and on behalf of           )  /s/ Ian Gray
Candover 1997 US No 3 Limited Partnership       )  _____________________________
acting by Ian Gray as their attorney in         )  Attorney
the presence of this witness:                   )

           /s/ Ewan Gilchrist
Witness    __________________________________
           As Above
Full Name  __________________________________

Address    __________________________________

           __________________________________

           __________________________________

                                                )  /s/ Walter Nimmo
Signed as a deed by Walter Nimmo                )  _____________________________
in the presence of this witness:                )  Walter Nimmo

           /s/ Ewan Gilchrist
Witness    __________________________________
           As Above
Full Name  __________________________________

Address    __________________________________

           __________________________________

           __________________________________

                                                )  /s/ Ian Sword
Signed as a deed by Ian Sword                   )  _____________________________
in the presence of this witness:                )  Ian Sword

           /s/ Ewan Gilchrist
Witness    __________________________________
           As Above
Full Name  __________________________________

Address    __________________________________

           __________________________________

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                                                )  /s/ Stewart Leslie
Signed as a deed by Stewart Leslie              )  _____________________________
in the presence of this witness:                )  Stewart Leslie

           /s/ Ewan Gilchrist
Witness    __________________________________
           As Above
Full Name  __________________________________

Address    __________________________________

           __________________________________

           __________________________________